UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: January 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JANUARY 31, 2008

Legg Mason Partners

Convertible Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income and capital appreciation.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the six-month reporting period ended January 31, 2008, it weakened significantly as the period progressed. After U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, the economy then rebounded during the next six months. Second quarter 2007 GDP growth was a solid 3.8% and third quarter GDP growth accelerated to 4.9%, its strongest showing in four years. However, continued weakness in the housing market and an ongoing credit crunch took their toll on the economy during the last three months of 2007. During this period, the preliminary estimate for GDP growth was 0.6%. Recently, there have been additional signs of an economic slowdown, leading some to believe that the U.S. may be headed for a recession. The U.S. Commerce Department reported that consumer spending rose an anemic 0.3% in December 2007, the weakest growth rate in 15 months. Elsewhere, the U.S. Department of Labor estimated that non-farm payroll employment fell 22,000 in January 2008, the first monthly decline in more than four years.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of 2007. In January 2008, the Fed continued to aggressively ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%, its lowest level since May 2005. In its statement accompanying its latest rate cut, the Fed stated: “Today's policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic

Legg Mason Partners Convertible Fund	I

Letter from the chairman continued

activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

The U.S. stock market was not for the faint of heart during the six-month reporting period. Following a sharp decline in June and July 2007, U.S. stock prices rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply during the last three months of the period due to mounting losses related to subprime mortgages and fears of recession in 2008. The market’s mounting woes were evident in January 2008, as the S&P 500 Indexiv fell 6.00%—its worst performance in the month of January since 1990. All told, the S&P 500 Index returned -4.32% during the six months ended January 31, 2008.

Looking at U.S. stock prices more closely, there were few bright spots, as the market’s weakness was broad in scope. Large-cap stocks outperformed their mid- and small-cap counterparts on a relative basis, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned -4.27%, -6.70% and -7.51%, respectively, during the six-month reporting period. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning -3.41% and -5.70%, respectively.

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the six months ended January 31, 2008, two-year Treasury yields fell from 4.56% to 2.17%. Over the same time frame, 10-year Treasury yields fell from 4.78% to 3.67%. The U.S. yield curvex steepened during the reporting period. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexxi, returned 6.82%.

II	Legg Mason Partners Convertible Fund

Performance review

For the six months ended January 31, 2008, Class A shares of Legg Mason Partners Convertible Fund, excluding sales charges, returned -5.08%. The Fund’s unmanaged benchmark, the Merrill Lynch All Convertibles Indexxii, returned -1.79% for the same period. The Lipper Convertible Securities Funds Category Average1 returned -1.96% over the same time frame.

PERFORMANCE SNAPSHOT as of January 31, 2008 (excluding sales charges) (unaudited)
6 MONTHS
Convertible Fund — Class A Shares	-5.08%
Merrill Lynch All Convertibles Index	-1.79%
Lipper Convertible Securities Funds Category Average[1]	-1.96%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned -5.35%, Class C shares returned -5.47% and Class I shares returned -4.90% over the six months ended January 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated November 1, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 1.29%, 1.83%, 2.05% and 0.92%, respectively.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.17% for Class A shares, 1.71% for Class B shares, 1.89% for Class C shares and 0.78% for Class I shares. These expense limitations may be reduced or terminated at any time.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended January 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 64 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Convertible Fund	III

Letter from the chairman continued

to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 7, 2008

IV	Legg Mason Partners Convertible Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Convertible securities are subject to stock market, credit and interest rate risks. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

xi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xii

The Merrill Lynch All Convertibles Index is a rule driven index, which includes all bonds and preferred stocks of U.S.-registered companies, which have $50 million or more in aggregate market value and are convertibles in U.S. dollar-denominated common stocks, ADRs or cash equivalents.

Legg Mason Partners Convertible Fund	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — January 31, 2008

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2007 and held for the six months ended January 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table together with the amount you invested to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(5.08)%	$1,000.00	$949.20	1.16%	$5.68
Class B	(5.35)	1,000.00	946.50	1.71	8.37
Class C	(5.47)	1,000.00	945.30	1.88	9.19
Class I	(4.90)	1,000.00	951.00	0.77	3.78

[1]	For the six months ended January 31, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 366.

2	Legg Mason Partners Convertible Fund 2008 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.30	1.16%	$5.89
Class B	5.00	1,000.00	1,016.54	1.71	8.67
Class C	5.00	1,000.00	1,015.69	1.88	9.53
Class I	5.00	1,000.00	1,021.27	0.77	3.91

[1]	For the six months ended January 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	3

Schedule of investments (unaudited)

January 31, 2008

LEGG MASON PARTNERS CONVERTIBLE FUND
FACE AMOUNT	SECURITY	VALUE
CONVERTIBLE BONDS & NOTES — 80.9%
CONSUMER DISCRETIONARY — 7.2%
	Hotels, Restaurants & Leisure — 1.0%
$600,000	Carnival Corp., Senior Debentures, 2.000% due 4/15/21	$702,000
	Household Durables — 1.6%
1,600,000	Beazer Homes USA Inc., 4.625% due 6/15/24	1,134,000
	Specialty Retail — 4.6%
1,300,000	Charming Shoppes Inc., 1.125% due 5/1/14[a]	949,000
1,250,000	Lowe’s Cos. Inc., Senior Notes, zero coupon bonds due 10/19/21	1,228,125
	Pier 1 Imports Inc., Senior Notes:
750,000	6.375% due 2/15/36[a]	659,062
350,000	6.375% due 2/15/36	307,563
	Total Specialty Retail	3,143,750
	TOTAL CONSUMER DISCRETIONARY	4,979,750
ENERGY — 7.0%
	Energy Equipment & Services — 5.6%
500,000	Cameron International Corp., 2.500% due 6/15/26	684,375
500,000	Halliburton Co., Senior Notes, 3.125% due 7/15/23	886,875
800,000	Nabors Industries Inc., 0.940% due 5/15/11	771,000
1,200,000	Pride International Inc., 3.250% due 5/1/33	1,537,500
	Total Energy Equipment & Services	3,879,750
	Oil, Gas & Consumable Fuels — 1.4%
1,000,000	Parker Drilling Co., Senior Notes, 2.125% due 7/15/12	920,000
	TOTAL ENERGY	4,799,750
FINANCIALS — 9.1%
	Capital Markets — 1.4%
400,000	Affiliated Managers Group Inc., Senior Debentures, 4.530% due 2/25/33[b]	952,040
	Consumer Finance — 1.4%
1,400,000	AmeriCredit Corp., 2.125% due 9/15/13	941,500
	Real Estate Investment Trusts (REITs) — 3.2%
1,200,000	CapitalSource Inc., Senior Subordinated Notes, 7.250% due 7/15/37	1,068,000
1,400,000	NorthStar Realty Finance LP, Senior Notes, 7.250% due 6/15/27[a]	1,172,500
	Total Real Estate Investment Trusts (REITs)	2,240,500
	Thrifts & Mortgage Finance — 3.1%
3,500,000	BankUnited Capital Trust, 3.125% due 3/1/34	2,135,000
	TOTAL FINANCIALS	6,269,040
HEALTH CARE — 14.3%
	Biotechnology — 3.9%
450,000	BioMarin Pharmaceuticals Inc., 2.500% due 3/29/13	1,058,062

See Notes to Financial Statements.

4	Legg Mason Partners Convertible Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS CONVERTIBLE FUND
FACE AMOUNT	SECURITY	VALUE
	Biotechnology — 3.9% continued
$600,000	Gilead Sciences Inc., Senior Notes, 0.625% due 5/1/13	$812,250
750,000	Incyte Corp., 3.500% due 2/15/11	853,125
	Total Biotechnology	2,723,437
	Health Care Equipment & Supplies — 3.2%
750,000	Hologic Inc., 2.000% due 12/15/37	802,500
	Medtronic Inc.:
100,000	1.500% due 4/15/11	105,500
1,200,000	Senior Notes, 1.500% due 4/15/11[a]	1,266,000
	Total Health Care Equipment & Supplies	2,174,000
	Health Care Providers & Services — 2.2%
1,100,000	Henry Schein Inc., 3.000% due 8/15/34	1,507,000
	Life Sciences Tools & Services — 2.8%
800,000	Kendle International Inc., Senior Notes, 3.375% due 7/15/12	904,000
1,000,000	Millipore Corp., 3.750% due 6/1/26	1,060,000
	Total Life Sciences Tools & Services	1,964,000
	Pharmaceuticals — 2.2%
650,000	Allergan Inc., 1.500% due 4/1/26	790,563
870,000	Valeant Pharmaceuticals International, Subordinated Notes, 4.000% due 11/15/13	730,800
	Total Pharmaceuticals	1,521,363
	TOTAL HEALTH CARE	9,889,800
INDUSTRIALS — 17.2%
	Aerospace & Defense — 4.4%
1,000,000	AAR Corp., Senior Notes, 1.750% due 2/1/26	1,200,000
800,000	DRS Technologies Inc., Senior Notes, 2.000% due 2/1/26[a]	864,000
	Orbital Sciences Corp., Senior Subordinated Notes:
700,000	2.438% due 1/15/27[a]	829,500
150,000	2.438% due 1/15/27	177,750
	Total Aerospace & Defense	3,071,250
	Electrical Equipment — 5.8%
900,000	Canadian Solar Inc., 6.000% due 12/15/17[a]	883,125
500,000	General Cable Corp., 0.875% due 11/15/13	676,875
1,400,000	Roper Industries Inc., 1.481% due 1/15/34	988,750
650,000	Sunpower Corp., Senior Notes, 1.250% due 2/15/27	902,688
400,000	Suntech Power Holdings Co. Ltd., 0.250% due 2/15/12	548,000
	Total Electrical Equipment	3,999,438
	Machinery — 3.4%
850,000	Actuant Corp., 2.000% due 11/15/23	1,232,500

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

January 31, 2008

LEGG MASON PARTNERS CONVERTIBLE FUND
FACE AMOUNT	SECURITY	VALUE
	Machinery — 3.4% continued
$1,000,000	Danaher Corp., zero coupon bond to yield 1.673% due 1/22/21	$1,106,250
	Total Machinery	2,338,750
	Trading Companies & Distributors — 3.6%
	WESCO International Inc.:
700,000	2.625% due 10/15/25[a]	827,750
1,400,000	2.625% due 10/15/25	1,655,500
	Total Trading Companies & Distributors	2,483,250
	TOTAL INDUSTRIALS	11,892,688
INFORMATION TECHNOLOGY — 22.7%
	Communications Equipment — 1.0%
650,000	Comverse Technology Inc., zero coupon bonds due 5/15/23	707,687
	Electronic Equipment & Instruments — 5.5%
1,100,000	Anixter International Inc., Senior Notes, 1.000% due 2/15/13	1,372,250
1,000,000	Avnet Inc., 2.000% due 3/15/34	1,196,250
1,200,000	Flextronics International Ltd., Subordinated Notes, 1.000% due 8/1/10	1,227,000
	Total Electronic Equipment & Instruments	3,795,500
	Internet Software & Services — 3.9%
1,050,000	Digital River Inc., Senior Notes, 1.250% due 1/1/24	1,124,812
450,000	Sina Corp., zero coupon bond to yield 2.991% due 7/15/23	753,750
650,000	VeriSign Inc., 3.250% due 8/15/37[a]	780,813
	Total Internet Software & Services	2,659,375
	IT Services — 2.5%
1,800,000	Euronet Worldwide Inc., Debentures, 3.500% due 10/15/25	1,748,250
	Semiconductors & Semiconductor Equipment — 2.4%
1,000,000	Conexant Systems Inc., 4.000% due 3/1/26	741,250
	Jazz Technologies Inc.:
750,000	8.000% due 12/31/11[a]	585,000
400,000	8.000% due 12/31/11	312,000
	Total Semiconductors & Semiconductor Equipment	1,638,250
	Software — 7.4%
800,000	Blackboard Inc., Senior Notes, 3.250% due 7/1/27	789,000
1,400,000	Cadence Design Systems Inc., Senior Notes, 1.500% due 12/15/13	1,207,500
700,000	Lawson Software Inc., 2.500% due 4/15/12[a]	714,000
900,000	Macrovision Corp., Senior Notes, 2.625% due 8/15/11	830,250
1,700,000	Mentor Graphics Corp., Subordinated Debentures, 6.250% due 3/1/26	1,595,875
	Total Software	5,136,625
	TOTAL INFORMATION TECHNOLOGY	15,685,687

See Notes to Financial Statements.

6	Legg Mason Partners Convertible Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS CONVERTIBLE FUND
FACE AMOUNT	SECURITY	VALUE
TELECOMMUNICATION SERVICES — 3.4%
	Diversified Telecommunication Services — 1.1%
$850,000	Level 3 Communications Inc., Subordinated Notes, 6.000% due 3/15/10	$748,000
	Wireless Telecommunication Services — 2.3%
	NII Holdings Inc.:
750,000	2.750% due 8/15/25[a]	874,687
650,000	2.750% due 8/15/25	758,063
	Total Wireless Telecommunication Services	1,632,750
	TOTAL TELECOMMUNICATION SERVICES	2,380,750
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $55,797,609)	55,897,465
SHARES
COMMON STOCKS — 7.3%
CONSUMER DISCRETIONARY — 2.6%
	Specialty Retail — 2.6%
40,000	Men’s Wearhouse Inc.	1,019,600
32,000	Staples Inc.	766,080
	TOTAL CONSUMER DISCRETIONARY	1,785,680
ENERGY — 0.8%
	Energy Equipment & Services — 0.8%
5,000	Diamond Offshore Drilling Inc.	564,650
FINANCIALS — 1.0%
	Thrifts & Mortgage Finance — 1.0%
100,000	Countrywide Financial Corp.	696,000
HEALTH CARE — 1.4%
	Health Care Providers & Services — 1.4%
19,000	UnitedHealth Group Inc.	965,960
INFORMATION TECHNOLOGY — 1.5%
	Communications Equipment — 1.5%
43,000	Corning Inc.	1,035,010
	TOTAL COMMON STOCKS (Cost — $5,488,447)	5,047,300
CONVERTIBLE PREFERRED STOCKS — 10.8%
CONSUMER DISCRETIONARY — 3.0%
	Hotels, Restaurants & Leisure — 1.6%
75,000	Six Flags Inc., 7.250%	1,125,000
	Media — 1.4%
1,100	Interpublic Group of Cos. Inc., 5.250%[a]	965,800
	TOTAL CONSUMER DISCRETIONARY	2,090,800

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

January 31, 2008

LEGG MASON PARTNERS CONVERTIBLE FUND
SHARES	SECURITY	VALUE
FINANCIALS — 5.5%
	Capital Markets — 0.5%
50,000	E*TRADE Financial Corp., 6.125%	$394,000
	Diversified Financial Services — 1.0%
12,700	Citigroup Inc., 6.500%	686,435
	Real Estate Investment Trusts (REITs) — 4.0%
58,000	Digital Realty Trust Inc., 4.375%	1,239,750
21,000	Simon Property Group Inc., 6.000%	1,515,570
	Total Real Estate Investment Trusts (REITs)	2,755,320
	TOTAL FINANCIALS	3,835,755
MATERIALS — 0.3%
	Metals & Mining — 0.3%
1,500	Freeport-McMoRan Copper & Gold Inc., 6.750%	199,200
UTILITIES — 2.0%
	Independent Power Producers & Energy Traders — 2.0%
560	NRG Energy Inc., 4.000%[a]	1,111,040
120	NRG Energy Inc., 4.000%	238,080
	TOTAL UTILITIES	1,349,120
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $8,146,515)	7,474,875
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $69,432,571)	68,419,640
FACE AMOUNT
SHORT-TERM INVESTMENT — 0.3%
	Repurchase Agreement — 0.3%
$177,000	Interest in $906,871,000 joint tri-party repurchase agreement dated 1/31/08 with Greenwich Capital Markets Inc., 2.850% due 2/1/08; Proceeds at maturity — $177,014; (Fully collateralized by various U.S. government agency obligations, 3.250% to 6.210% due 5/15/08 to 8/6/38; Market value — $180,540) (Cost — $177,000)	177,000
	TOTAL INVESTMENTS — 99.3% (Cost — $69,609,571#)	68,596,640
	Other Assets in Excess of Liabilities — 0.7%	490,587
	TOTAL NET ASSETS — 100.0%	$69,087,227

[a]

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

[b]	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2008.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

8	Legg Mason Partners Convertible Fund 2008 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2008

ASSETS:
Investments, at value (Cost — $69,609,571)	$68,596,640
Cash	574
Dividends and interest receivable	482,098
Receivable for securities sold	223,603
Receivable for Fund shares sold	25,243
Prepaid expenses	4,644
Total Assets	69,332,802
LIABILITIES:
Trustees’ fees payable	52,191
Distribution fees payable	29,215
Payable for Fund shares repurchased	23,056
Distributions payable	21,198
Investment management fee payable	16,592
Accrued expenses	103,323
Total Liabilities	245,575
TOTAL NET ASSETS	$69,087,227
NET ASSETS:
Par value (Note 6)	$46
Paid-in capital in excess of par value	70,893,420
Undistributed net investment income	1,265
Accumulated net realized loss on investments	(794,573)
Net unrealized depreciation on investments	(1,012,931)
TOTAL NET ASSETS	$69,087,227
Shares Outstanding:
Class A	2,120,258
Class B	769,459
Class C	1,146,970
Class I	551,377
Net Asset Value:
Class A (and redemption price)	$15.05
Class B1	$14.98
Class C1	$15.06
Class I (offering and redemption price)	$15.20
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.97

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended January 31, 2008

INVESTMENT INCOME:
Interest	$856,586
Dividends	273,865
Total Investment Income	1,130,451
EXPENSES:
Investment management fee (Note 2)	277,216
Distribution fees (Notes 2 and 4)	198,715
Legal fees	68,441
Registration fees	48,486
Shareholder reports (Note 4)	47,141
Transfer agent fees (Note 4)	32,022
Audit and tax	18,854
Trustees’ fees	8,920
Insurance	2,252
Custody fees	1,410
Interest expense	387
Miscellaneous expenses	1,910
Total Expenses	705,754
Less: Fee waivers and/or expense reimbursements (Note 2)	(151,964)
Fees paid indirectly (Note 1)	(9)
Net Expenses	553,781
NET INVESTMENT INCOME	576,670
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	2,879,324
Change in Net Unrealized Appreciation/Depreciation From Investments	(7,420,934)
Net Loss on Investments	(4,541,610)
DECREASE IN NET ASSETS FROM OPERATIONS	$(3,964,940)

See Notes to Financial Statements.

10	Legg Mason Partners Convertible Fund 2008 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JANUARY 31, 2008 (unaudited) AND THE YEAR ENDED JULY 31, 2007	2008	2007
OPERATIONS:
Net investment income	$576,670	$1,052,214
Net realized gain	2,879,324	3,757,133
Change in net unrealized appreciation/depreciation	(7,420,934)	5,441,362
Increase (Decrease) in Net Assets From Operations	(3,964,940)	10,250,709
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,204,653)	(1,169,216)
Net realized gains	(6,469,939)	(3,697,078)
Decrease in Net Assets From Distributions to Shareholders	(7,674,592)	(4,866,294)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	2,414,327	7,268,321
Reinvestment of distributions	6,272,863	3,811,799
Cost of shares repurchased	(11,697,603)	(23,326,138)
Decrease in Net Assets From Fund Share Transactions	(3,010,413)	(12,246,018)
DECREASE IN NET ASSETS	(14,649,945)	(6,861,603)
NET ASSETS:
Beginning of period	83,737,172	90,598,775
End of period*	$69,087,227	$83,737,172
* Includes undistributed net investment income of	$1,265	$629,248

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	11

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]		2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$17.62		$16.63	$17.84	$16.90	$15.32	$12.75
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.14		0.26	0.36	0.34	0.41	0.71
Net realized and unrealized gain (loss)	(0.96)		1.76	0.31	1.27	1.78	2.58
Total income (loss) from operations	(0.82)		2.02	0.67	1.61	2.19	3.29
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)		(0.28)	(0.36)	(0.34)	(0.51)	(0.72)
Net realized gains	(1.47)		(0.75)	(1.52)	(0.33)	(0.10)	—
Total distributions	(1.75)		(1.03)	(1.88)	(0.67)	(0.61)	(0.72)
NET ASSET VALUE, END OF PERIOD	$15.05		$17.62	$16.63	$17.84	$16.90	$15.32
Total return[3]	(5.08)%		12.28%	3.86%	9.71%	14.35%	26.69%
NET ASSETS, END OF PERIOD (000s)	$31,906		$38,189	$37,302	$40,871	$43,840	$32,183
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.54	%4,†	1.34%[5]	1.31%	1.25%	1.18%	1.42%
Net expenses	1.16	4,6,7,8,†	1.20 [5,6,7]	1.15 [6,7]	1.23 [7]	1.18	1.42
Net investment income	1.69	[4]	1.45	2.06	1.99	2.39	5.24
PORTFOLIO TURNOVER RATE	40%		76%	98%	79%	113%	133%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2008 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.29% and 1.16%, respectively.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.17%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	There was no impact to the expense ratios as a result of fees paid indirectly.

†	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been the same.

See Notes to Financial Statements.

12	Legg Mason Partners Convertible Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008[2]		2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$17.55		$16.56	$17.78	$16.84	$15.28	$12.69
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.10		0.16	0.27	0.24	0.31	0.62
Net realized and unrealized gain (loss)	(0.97)		1.76	0.30	1.27	1.77	2.61
Total income (loss) from operations	(0.87)		1.92	0.57	1.51	2.08	3.23
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)		(0.18)	(0.27)	(0.24)	(0.42)	(0.64)
Net realized gains	(1.47)		(0.75)	(1.52)	(0.33)	(0.10)	—
Total distributions	(1.70)		(0.93)	(1.79)	(0.57)	(0.52)	(0.64)
NET ASSET VALUE, END OF PERIOD	$14.98		$17.55	$16.56	$17.78	$16.84	$15.28
Total return[3]	(5.35)%		11.73%	3.26%	9.13%	13.66%	26.23%
NET ASSETS, END OF PERIOD (000s)	$11,528		$14,333	$18,839	$23,506	$26,109	$17,406
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.14	%4,†	1.88%[5]	1.84%	1.81%	1.74%	1.89%
Net expenses	1.71	4,6,7,8,†	1.74 [5,6,7]	1.68 [6,7]	1.79 [7]	1.74	1.89
Net investment income	1.15	[4]	0.92	1.54	1.42	1.82	4.65
PORTFOLIO TURNOVER RATE	40%		76%	98%	79%	113%	133%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2008 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.83% and 1.70%, respectively.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.71%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	There was no impact to the expense ratios as a result of fees paid indirectly.

†	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 2.14% and 1.70%, respectively.

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	13

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008[2]		2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$17.64		$16.64	$17.86	$16.91	$15.33	$12.71
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.08		0.13	0.24	0.21	0.27	0.55
Net realized and unrealized gain (loss)	(0.97)		1.77	0.30	1.28	1.78	2.64
Total income (loss) from operations	(0.89)		1.90	0.54	1.49	2.05	3.19
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.15)	(0.24)	(0.21)	(0.37)	(0.57)
Net realized gains	(1.47)		(0.75)	(1.52)	(0.33)	(0.10)	—
Total distributions	(1.69)		(0.90)	(1.76)	(0.54)	(0.47)	(0.57)
NET ASSET VALUE, END OF PERIOD	$15.06		$17.64	$16.64	$17.86	$16.91	$15.33
Total return[3]	(5.47)%		11.53%	3.07%	8.96%	13.42%	25.76%
NET ASSETS, END OF PERIOD (000s)	$17,275		$22,105	$26,353	$37,340	$43,288	$19,824
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.29	%4,†	2.10%[5]	2.06%	1.99%	1.93%	2.29%
Net expenses	1.88	4,6,7,8,†	1.92 [5,6,7]	1.86 [6,7]	1.97 [7]	1.93	2.29
Net investment income	0.96	[4]	0.73	1.36	1.24	1.55	4.10
PORTFOLIO TURNOVER RATE	40%		76%	98%	79%	113%	133%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2008 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.05% and 1.89%, respectively.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.89%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	There was no impact to the expense ratios as a result of fees paid indirectly.

†	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been the same.

See Notes to Financial Statements.

14	Legg Mason Partners Convertible Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]		2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$17.78		$16.77	$17.97	$17.02	$15.44	$12.84
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.18		0.33	0.43	0.42	0.49	0.80
Net realized and unrealized gain (loss)	(0.98)		1.78	0.32	1.27	1.77	2.59
Total income (loss) from operations	(0.80)		2.11	0.75	1.69	2.26	3.39
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)		(0.35)	(0.43)	(0.41)	(0.58)	(0.79)
Net realized gains	(1.47)		(0.75)	(1.52)	(0.33)	(0.10)	—
Total distributions	(1.78)		(1.10)	(1.95)	(0.74)	(0.68)	(0.79)
NET ASSET VALUE, END OF PERIOD	$15.20		$17.78	$16.77	$17.97	$17.02	$15.44
Total return[3]	(4.90)%		12.74%	4.28%	10.13%	14.72%	27.42%
NET ASSETS, END OF PERIOD (000s)	$8,378		$9,110	$8,105	$8,395	$83,456	$78,905
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.08	%4,†	0.97%[5]	0.92%	0.79%	0.80%	0.89%
Net expenses	0.77	4,6,7,8,†	0.81 [5,6,7]	0.78 [6,7]	0.78 [6]	0.80	0.89
Net investment income	2.10	[4]	1.83	2.43	2.39	2.84	5.84
PORTFOLIO TURNOVER RATE	40%		76%	98%	79%	113%	133%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2008 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92% and 0.78%, respectively.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.78%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	There was no impact to the expense ratios as a result of fees paid indirectly.

†	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been the same.

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Convertible Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent

16	Legg Mason Partners Convertible Fund 2008 Semi-Annual Report

any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(f) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Fees paid indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the six months ended January 31, 2008, the Fund’s Class A, B, C and I shares had voluntary expense limitations in place of 1.17%, 1.71%, 1.89% and 0.78% respectively.

During the six months ended January 31, 2008, the Fund was reimbursed for expenses amounting to $151,964.

Effective January 1, 2008, the manager is permitted to recapture amounts that it has previously voluntarily waived and/or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular Fund business day, in the Fund’s total annual operating expenses exceeding the expense cap.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

18	Legg Mason Partners Convertible Fund 2008 Semi-Annual Report

For the six months ended January 31, 2008, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$9,000	$0	*

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of January 31, 2008, the Fund had accrued $17,903 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$31,228,820
Sales	39,988,195

At January 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,270,347
Gross unrealized depreciation	(7,283,278)
Net unrealized depreciation	$(1,012,931)

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and Class C shares calculated at an annual rate of 0.50% and 0.75%, respectively, of the average daily net assets of each class. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$45,353	$13,500	$23,649
Class B	49,753	9,937	10,791
Class C	103,609	8,584	12,700
Class I	—	1	1
Total	$198,715	$32,022	$47,141

5. Distributions to shareholders by class

	SIX MONTHS ENDED JANUARY 31, 2008	YEAR ENDED JULY 31, 2007
Net Investment Income:
Class A	$595,723	$604,234
Class B	181,644	182,812
Class C	260,938	209,401
Class I	166,348	172,769
Total	$1,204,653	$1,169,216
Net Realized Gains:
Class A	$2,972,982	$1,560,367
Class B	1,090,473	769,168
Class C	1,665,766	1,008,529
Class I	740,718	359,014
Total	$6,469,939	$3,697,078

6. Shares of beneficial interest

At January 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

20	Legg Mason Partners Convertible Fund 2008 Semi-Annual Report

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JANUARY 31, 2008		YEAR ENDED JULY 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	113,599	$1,939,038	317,500	$5,639,906
Shares issued on reinvestment	185,590	2,955,609	99,138	1,730,923
Shares repurchased	(345,809)	(5,826,834)	(493,101)	(8,690,673)
Net decrease	(46,620)	$(932,187)	(76,463)	$(1,319,844)
Class B
Shares sold	10,349	$167,791	29,325	$520,646
Shares issued on reinvestment	60,853	962,664	38,087	661,064
Shares repurchased	(118,456)	(1,983,853)	(388,133)	(6,835,070)
Net decrease	(47,254)	$(853,398)	(320,721)	$(5,653,360)
Class C
Shares sold	16,111	$278,998	44,172	$782,694
Shares issued on reinvestment	98,948	1,573,440	55,448	966,495
Shares repurchased	(221,293)	(3,684,892)	(429,876)	(7,539,737)
Net decrease	(106,234)	$(1,832,454)	(330,256)	$(5,790,548)
Class I
Shares sold	1,680	$28,500	18,099	$325,075
Shares issued on reinvestment	48,539	781,150	25,714	453,317
Shares repurchased	(11,236)	(202,024)	(14,817)	(260,658)
Net increase	38,983	$607,626	28,996	$517,734

7. Regulatory matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

22	Legg Mason Partners Convertible Fund 2008 Semi-Annual Report

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendant’s motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

9. Other matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

10. Recent accounting pronouncement

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements

24	Legg Mason Partners Convertible Fund 2008 Semi-Annual Report

(“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Legg Mason Partners Convertible Fund 2008 Semi-Annual Report	25

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Fund's Board of Trustees, the Board considered the re-approval for an annual period of the Fund's management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the "Manager") provides the Fund with investment advisory and administrative services, and the Fund's sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the "Sub-Adviser") provides day-to-day management of the Fund's portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the "Agreements.") The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Independent Trustees")) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund's distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager's supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund's affairs, including the management of cash and short-term instruments, and the Manager's role in coordinating the activities of the Sub-Adviser and the Fund's other service providers. The Board's evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board's knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager

26	Legg Mason Partners Convertible Fund

and the Sub-Adviser and the quality of the Manager's administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs. The Board also considered the Manager's response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund's Chief Compliance Officer regarding the Fund's compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager's affiliates, the financial resources available to the Manager's parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager's and the Sub-Adviser's brokerage policies and practices, the standards applied in seeking best execution, the Manager's policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers' ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional convertible securities funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund's performance to that of its benchmark index. The information comparing the Fund's performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2007. The Fund performed below the median for the three- and ten-year

Legg Mason Partners Convertible Fund	27

Board approval of management and subadvisory agreements (unaudited) continued

periods, but performed better than the median for the five-year period and at the median for the one-year period. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund's performance continued to be competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management, including the Chief Investment Officer for the Sub-Adviser, the portfolio management strategy of the Fund's portfolio manager and the reasons for the Fund's underperformance versus the Performance Universe. The Trustees noted that the portfolio manager assumed responsibility for the Fund's investment portfolio in 2001. The Trustees also noted that the Manager was committed to providing the resources necessary to assist the portfolio manager and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund's performance and management's efforts to improve performance going forward. The Board determined to continue to evaluate the Fund's performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the "Contractual Management Fee") payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager's fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) ("Actual Management Fee"). At the request of the Independent Trustees, the Manager agreed not to discontinue its fee waiver and/or expense reimbursement for the Fund without prior Board approval.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund's chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

28	Legg Mason Partners Convertible Fund

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund's distribution arrangements, including how amounts received by the Fund's distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund's Contractual Management Fee and Actual Management Fee and the Fund's overall expense ratio with those of a group of 11 retail front-end load convertible securities funds selected by Lipper as comparable to the Fund (the "Expense Group"), and a broader group of funds selected by Lipper consisting of all retail front-end load convertible securities funds ("Expense Universe"). This information showed that, while the Fund's Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and Expense Universe, the Fund's actual total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group and slightly lower than the median of the total expense ratios of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager's allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager's methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager's profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that, to the extent that the Fund’s assets may increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it expected that the benefits of any

Legg Mason Partners Convertible Fund	29

Board approval of management and subadvisory agreements (unaudited) continued

economies of scale would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager's relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager's ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

30	Legg Mason Partners Convertible Fund

Legg Mason Partners Convertible Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Convertible Fund

The Fund is a separate investment series of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS CONVERTIBLE FUND

Legg Mason Partners Funds

55 Water Street

32nd Floor

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Convertible Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest investment manager in 2007, based on 12/31/06 assets under management, according to Pensions & Investments, May 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02170 3/08 SR08-529

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Not applicable.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	April 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	April 1, 2008

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	April 1, 2008